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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 28, 2006
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                Date of Report (Date of earliest event reported)

                            THE GYMBOREE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

            Delaware                   000-21250                942615258
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  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)               File No.)           Identification No.)

         500 Howard Street, San Francisco, CA                    94105
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       (Address of principal executive offices)               (Zip Code)

                                 (415) 278-7000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 2, 2006, The Gymboree Corporation issued a press release announcing certain financial information for the four-week, quarter and 52-week periods ended January 28, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   EXHIBITS.

            Exhibit No.    Description
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            99.1           Press release of The Gymboree Corporation issued
                           February 2, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE GYMBOREE CORPORATION


Dated: February 2, 2006                       By:    /s/ BLAIR W. LAMBERT
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                                              Name:  Blair W. Lambert
                                              Title: Chief Operating Officer and
                                                     Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.   Description
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99.1          Press release of The Gymboree Corporation issued February 2, 2006.

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